Dividend and Distributions	12 Months Ended
Dec. 31, 2011
Dividend and Distributions

13. Dividend and Distributions

Dividends are recognized when declared. In 2009, the Group declared dividends in respect of 2008 earnings to Series A preferred shareholders totaling RMB3,946. The allocation basis of the dividends being distributed to the Series A preferred shareholders is based on the number of shares in issue of 24,000,000 as at December 31, 2008. No dividend was declared in 2010 and 2011.

All net earnings arising from the operations of the 9 Owned-and-Operated restaurants prior to their acquisition were distributed to the Founders amounting to approximately RMB2,436 and RMB3,454 during the years ended December 31, 2008 and 2009, respectively, and are recorded as distributions to Founders in the consolidated financial statements. This portion of earnings was not available to the ordinary shareholders.